UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 1, 2015

Date of Report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A amends the Current Report on Form 8-K of Renasant Corporation (“Renasant”) filed with the Securities and Exchange Commission (the “SEC”) on July 8, 2015 relating to Renasant’s acquisition of Heritage Financial Group, Inc. (“Heritage”), which acquisition was completed on July 1, 2015, to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include such financial statements and pro forma financial information as exhibits pursuant to Item 9.01(d) of Form 8-K. Such financial information was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
Audited financial statements of Heritage as of and for the fiscal year ended December 31, 2014 are attached hereto as Exhibit 99.1. Unaudited financial statements of Heritage as of and for the three-month period ended March 31, 2015 are attached hereto as Exhibit 99.2.
(b) Pro forma financial information.
The required pro forma financial information as of and for the three-month period ended March 31, 2015 and the twelve-month period ended December 31, 2014 is attached hereto as Exhibit 99.3.
(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Mauldin & Jenkins, LLC
99.1
Audited financial statements of Heritage as of and for the fiscal year ended December 31, 2014 (incorporated by reference to Heritage's Annual Report on Form 10-K for the year ended December 31, 2014, including the report of Mauldin & Jenkens, LLC on such audited financial statements (File No. 001-34902), filed with the SEC on March 13, 2015).

99.2
Unaudited financial statements of Heritage as of and for the three-month period ended March 31, 2015 (incorporated by reference to Heritage's Quarterly Report on Form 10-Q for the period ended March 31, 2015 (File No. 001-34902), filed with the SEC on May 5, 2015).

99.3	Pro forma financial information as of and for the three-month period ended March 31, 2015 and the twelve-month period ended December 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: September 15, 2015	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of Mauldin & Jenkins, LLC.
99.3	Pro forma financial information as of and for the three-month period ended March 31, 2015 and the twelve-month period ended December 31, 2014.